EXHIBIT 10.54

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.
DE-NE0000530
Amendment 001

AMENDMENT NO. 001
TO
COOPERATIVE AGREEMENT DE-NE0000530 BETWEEN
DEPARTMENT OF ENERGY (“DOE”),
USEC INC. (“USEC”),
AND
AMERICAN CENTRIFUGE DEMONSTRATION, LLC (“ACD”)
(collectively, the “Agreement”)

1.	Line 9 of the Opening Page is deleted in its entirety and replaced with the following:

Funds Obligated This Action: $45,720,000

2.	Line 10 of the Opening Page is deleted in its entirety and replaced with the following:

Funds Obligated Prior Actions: $87,670,184 equal to up to 39,200 MT DUF6

3.	Line 11 of the Opening Page is deleted in its entirety and replaced with the following:

Total Government Funds Obligated: $133,390,184 (comprised of $87,670,184 equal to up to 39,200 MT DUF6, plus $45,720,000 funding under GFY 2013 continuing resolution).

4.	Section 8.01 of the Agreement is deleted in its entirety and replaced with the following:

8.01:  The maximum amount of liability assumed from the Recipient by DOE, which is made available through DOE assumption of Depleted Uranium Hexafluoride (DUF6) title and liability, shall be as set forth in the table below.  For each of the periods set forth below, the Recipient is prohibited from incurring costs for which DOE reimbursement will be sought in excess of the following amounts; provided, however, that unutilized funds made available in any period may be made available to reimburse costs incurred in any subsequent period.

Award Period	DOE Incremental Amount of Liability Assumed in DUF6	Maximum DOE Incremental Amount of Cost Share Dollars
Budget Period 1 Funding Period 1 6/1/12-7/31/12	11,813 MT of DUF6	$26,410,272 (in the form of DUF6 liability assumed by DOE)
Budget period 1 Funding Period 2 8/1/12-11/30/12	up to 27,387 MT of DUF6	$61,259,912 (in the form of DUF6 liability assumed by DOE)
Total for Budget Period 1	up to 39,200 MT of DUF6	$87,670,184 (in the form of DUF6 liability assumed by DOE)
Budget Period 2 Funding Period 1 12/1/12-2/23/13	N/A	$45,720,000
Budget Period 2 Funding Period 2 2/24/13-12/31/13 Estimated Government Cost Share	To be determined by DOE based upon the availability of appropriations or other sources of consideration	$146,609,816
Total Estimated Government Cost Share for Budget Period 2		$192,329,816

Budget Period 1 is divided into two funding periods.  DOE will accept title to DUF6 for the initial period (6/1/12-7/31/12) after award of this Agreement to allow the Recipient to begin work on approved activities.  Upon satisfying the conditions set forth in this Article 8.01 below, the Contracting Officer will issue written authorization allowing the Recipient to incur costs during the remainder of Budget Period 1 and DOE shall assume the remainder of the DUF6 liability to be assumed for Budget Period 1.  As of the execution date of Amendment No. 001, the Parties acknowledge and agree that the Contracting Officer issued the necessary written authorization required by the preceding sentence on 7/31/12.  DOE cost share for Budget Period 1 will be fulfilled through DOE’s assuming title and liability for up to 39,200 MT of Depleted Uranium Hexafluoride (DUF6), which the parties agree will be treated as the Government providing $87,670,184 in cost share contributions (80% of the total estimated cost of the agreement for Budget Period 1).

Among other requirements set forth elsewhere in this Agreement, DOE will not assume liability from the Recipient incurred beyond 7/31/12 unless (a) the Equipment Contract (Contract No. DE-NE0000488) has been executed and title to the Transferred Property (as defined therein) has been transferred to DOE and (b) the Recipient provides a revised application for financial assistance under this award to DOE no later than 7/24/12 that includes: (1) cost, schedule, Performance Indicator/Milestone detailed estimate (to Work Breakdown Structure level 3) for the Project; (2) a report detailing ACD’s efforts to implement a governance structure demonstrating capability to provide overall management of the project (see Article 6.02) and demonstrating that the ACD has submitted to the Nuclear Regulatory Commission (NRC) a complete package requesting a Foreign Ownership, Control or Influence (FOCI) determination in a form acceptable to the NRC; and (3) a revised Attachment B that includes proposed Technical Milestone dates.  As of the execution date of Amendment No. 001, the Parties acknowledge and agree that Recipient has met the requirement in the preceding sentence.

DOE will not issue written authorization permitting incurrence of costs under this Agreement during Budget Period 2 unless the Recipient submits the following to DOE no later than 9/21/12: (1) documentation evidencing the existence of ACD with, subject to obtaining necessary regulatory approvals, the governance structure referenced in Article 6.02; and (2) revised cost, schedule, Performance Indicator/Milestone detailed estimate (to Work Breakdown Structure level 3) for the American Centrifuge Cascade Demonstration Test Program.  Execution of this Amendment No. 001 acknowledges that the requirements of the preceding sentence have been met and written authorization to incur costs under this Agreement during Budget Period 2 was provided by the Contracting Officer.

Budget Period 2 is divided into two funding periods.  For Budget Period 2, Funding Period 1, DOE has provided up to [$45,720,000] for the Government Cost Share.  At DOE’s discretion, and subject to the availability of appropriations or other sources of consideration, DOE will provide funding for the Budget Period 2 Funding Period 2 (2/24/13-12/31/13) through further amendment(s) of this Agreement.

Among other requirements set forth elsewhere in this Agreement, DOE’s cost share for Budget Period 2, Funding Period 2 is conditioned upon the availability of appropriations or other sources of consideration.  In the event DOE authorizes Additional Funding (above the assumption of DUF6 title and liability provided in Section 8.01 and the funding provided for Budget Period 2, Funding Period 1, collectively the “Current Funding”), DOE and Recipient shall promptly amend this Agreement to reflect such Additional Funding.

DOE will not assume liability or otherwise reimburse costs incurred by the Recipient under this Agreement above the Current Funding without first issuing written authorization permitting the Recipient to incur costs under this Agreement above the Current Funding.  Notwithstanding the above, there is no requirement for written authorization permitting the Recipient to incur costs under this Agreement constituting the Government Cost Share up to the Total Government Funds Obligated.

In addition to other available remedies in the event the conditions in this Section 8.01 for the continued funding of the program are not met, the Contracting Officer may suspend or terminate this award without recourse through corrective action by Recipient.  In the case of such a suspension or termination, costs shall be addressed as set forth in 10 CFR § 600.24.

5.	Section 8.03A Payment Procedures is added to this Agreement as follows:

“8.03A Payment Procedures – For reimbursement of costs that are above the Government Cost Share of $87,670,184 provided by the transfer of DUF6, payment will be made by reimbursement through the Automated Clearing House (ACH).

(a) Requesting Reimbursement.  Requests for reimbursements must be made electronically through Department of Energy’s Oak Ridge Financial Service Center (ORFSC) VIPERS.  To access and use VIPERS, Recipient must enroll at https://finweb.oro.doe.gov/vipers.htm.  Detailed instructions on how to enroll are provided on the web site.

Recipient must submit a Standard Form (SF) 270, “Request for Advance or Reimbursement” at https://finweb.oro.doe.gov/vipers.htm and attach a file containing appropriate supporting documentation.  The file attachment must show the total federal share claimed on the SF 270, the non-federal share claimed for the billing period if cost sharing is required, and cumulative expenditures to date (both Federal and non-Federal) for each of the following categories:  salaries/wages and fringe benefits; equipment; travel; participant/training support costs, if any; other direct costs, including subawards/contracts; and indirect costs.

(b) Timing of submittals.  Submittal of the SF 270 or SF 271 should coincide with Recipient’s normal billing pattern, but not more frequently than every two weeks.  Requests for reimbursement must be limited to the amount of disbursements made during the billing period for the federal share of direct project costs and the proportionate share of any allowable indirect costs incurred during that billing period.

(c) Adjusting payment requests for available cash.  Recipient must disburse any funds that are available from repayments to and interest earned on a revolving fund, program income, rebates, refunds, contract settlements, audit recoveries, credits, discounts, and interest earned on any of those funds before requesting additional cash payments from DOE/NNSA.

(d) Payments.  The DOE approving official will approve the invoice as soon as practicable but not later than 30 days after Recipient’s request is received, unless the billing is improper.  Upon receipt of an invoice payment authorization from the DOE approving official, the ORFSC will reimburse payment to Recipient.  Recipient may check the status of Recipient’s payments at the VIPER web site.  All payments are made by electronic funds transfer to the bank account identified on the ACH Vendor/Miscellaneous Payment Enrollment Form (SF 3881) that Recipient filed.”

6.	Article 10 of the Agreement is deleted in its entirety and replaced with the following:

ARTICLE 10 – MAXIMUM OBLIGATION

The maximum Government obligation to the Recipient is limited to accepting no more than 39,200 MT of uranium in the form of DUF6 plus $45,720,000 in additional funding.   The Recipient is not obligated to continue performance of the project after the maximum Government obligation and the Recipient’s share of the project costs are expended.

7.
The Recipient’s submission entitled “Cost, Schedule, Performance Indicator/Milestone detailed estimate (to Work Breakdown Structure level 3) for the American Centrifuge Cascade Demonstration Test Program” dated September 21, 2012 is hereby incorporated into this Agreement as Attachment A – Cost, Schedule, Detailed Estimate, which is found as Attachment A to this Amendment 001.

8.
Attachment B – Project Scope is deleted in its entirety and replaced with the Recipient’s revised submission entitled “Project Scope - Amendment 001 Cooperative Agreement for the American Centrifuge Cascade Demonstration Program” dated July 24, 2012. The revised Attachment B – Project Scope is hereby incorporated into this Agreement and is found as Attachment B to this Amendment 001.

9.	All other terms and conditions of the Agreement remain the same.

/s/ Beth A. Tomosoni                                                                s/ Philip G. Sewell
Beth A. Tomasoni                                                                      Philip G. Sewell
Contracting Officer                                                                    Senior Vice President
U.S. Department of Energy                                                       USEC Inc.

11/30/12                                                      11/30/12

Date                                                                               Date

/s/ Peter B. Saba
Peter B. Saba
American Centrifuge Demonstration, LLC

11/30/12
Date

Attachment A

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Research, Development & Demonstration Project

Detailed Cost and Schedule Estimate

July 24, 2012

USEC Proprietary Information

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Contents

• RD&D Project Cost Estimate

o Cost at WBS Level 1 with Level 2 Detail

o Cost at WBS Level 2 with Level 3 Detail

o Cost at WBS Level 2 with Level 3 Detail by Cost Element

• RD&D Project Schedule Estimate

o DOE Technical Milestones, Performance Indicators and Project Level 1 & 2 Milestones

o Management Summary Schedule

o Summary Schedule

• DOE SF-424A

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Research, Development & Demonstration Project

Cost at WBS Level 1 with Level 2 Detail

USEC Proprietary Information

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01 * - Research Development & Demonstration Project (RD&D Project)							*****	*****	*****	*****	*****	*****	*****	*****	*****			350,000
01.01 * - Machine Technology (MT)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.02 * - Lead Cascade (LC)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03 * - Engineer Procure Construct (EPC)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04 * - Machine Manufacturing & Assembly (MM&A)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.05 * - Process Engineering Testing & Equipment (PETE)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.06 * - Commercial Plant Startup and Initial Operations Projects(CP)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.07 * - Program Management							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.08 * - Contingency/ Management Reserve							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
TOTAL							*****	*****	*****	*****	*****	*****	*****	*****	*****			350,000

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:00 AM - Page 1 of 1
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01 * - Research Development & Demonstration Project (RD&D Project)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				350,000
01.01 * - Machine Technology (MT)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.02 * - Lead Cascade (LC)	*****	*****	*****	*****	*****									*****				*****
01.03 * - Engineer Procure Construct (EPC)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04 * - Machine Manufacturing & Assembly (MM&A)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.05 * - Process Engineering Testing & Equipment (PETE)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.06 * - Commercial Plant Startup and Initial Operations Projects(CP)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.07 * - Program Management	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.08 * - Contingency/ Management Reserve	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
TOTAL	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				350,000

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:05 AM - Page 1 of 1
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Research, Development & Demonstration Project

Cost at WBS Level 2 with Level 3 Detail

USEC Proprietary Information

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.01 * - Machine Technology (MT)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.01.01 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.01.02 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.01.11 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.01.12 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.02 * - Lead Cascade (LC)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.02.01 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.02.09 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03 * - Engineer Procure Construct (EPC)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.01 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.02 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.03 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.04 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:13 AM - Page 1 of 4
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.03.05 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.06 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.07 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.08 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.09 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.10 -*****									*****	*****	*****	*****	*****	*****	*****			*****
01.04 * - Machine Manufacturing & Assembly (MM&A)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.01 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.03 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.04 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.05 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.06 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.07 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:13 AM - Page 2 of 4
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.04.08 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.09 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.10 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.11 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.12 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.13 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.14 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.15 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.05 * - Process Engineering Testing & Equipment (PETE)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.05.01 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.05.03 -*****l							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.06 * - Commercial Plant Startup and Initial Operations Projects(CP)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.06.05 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:13 AM - Page 3 of 4
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.06.09 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.07 * - Program Management							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.07.01 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.08 * - Contingency/ Management Reserve							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.08.01 - *****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
TOTAL							*****	*****	*****	*****	*****	*****	*****	*****	*****			350,000

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:13 AM - Page 4 of 4
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.01 * - Machine Technology (MT)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.01.01 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.01.02 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.01.11 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.01.12 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.02 * - Lead Cascade (LC)	*****	*****	*****	*****	*****									*****				*****
01.02.01 -*****	*****																	*****
01.02.09 -*****Support	*****	*****	*****	*****	*****									*****				*****
01.03 * - Engineer Procure Construct (EPC)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.03.01 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.03.02 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.03.03 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.03.04 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:14 AM - Page 1 of 4
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.03.05 -*****	*****	*****	*****	*****	*****	*****	*****	*****						*****				*****
01.03.06 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.03.07 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.03.08 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.03.09 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.03.10 -*****t	*****	*****	*****	*****										*****				*****
01.04 * - Machine Manufacturing & Assembly (MM&A)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.01 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.03 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.04 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.05 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.06 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.07 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:14 AM - Page 2 of 4
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.04.08 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.09 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.10 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.11 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.12 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.13 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.14 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.15 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.05 * - Process Engineering Testing & Equipment (PETE)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.05.01 - *****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.05.03 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.06 * - Commercial Plant Startup and Initial Operations Projects(CP)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.06.05 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:14 AM - Page 3 of 4
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.06.09 - *****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.07 * - Program Management	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.07.01 - *****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.08 * - Contingency/ Management Reserve	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.08.01 - *****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
TOTAL	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				350,000

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:14 AM - Page 4 of 4
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Research, Development & Demonstration Project

Cost at WBS Level 2 with Level 3 Detail by Cost Element

USEC Proprietary Information

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:18 AM - Page 1 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.01.11 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.01.12 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:18 AM - Page 2 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.02 * - Lead Cascade (LC)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.02.01 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.02.09 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03 * - Engineer Procure Construct (EPC)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.01 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:18 AM - Page 3 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.02 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.03 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.04 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:18 AM - Page 4 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.03.05 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****										*****	*****	*****	*****	*****	*****			*****
01.03.06 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.07 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.08 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:18 AM - Page 5 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.03.09 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.03.10 -*****									*****	*****	*****	*****	*****	*****	*****			*****
*****									*****	*****	*****	*****	*****	*****	*****			*****
*****									*****	*****	*****	*****	*****	*****	*****			*****
01.04 * - Machine Manufacturing & Assembly (MM&A)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.01 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.03 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:18 AM - Page 6 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.04 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.05 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.06 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.07 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.08 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.09 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:18 AM - Page 7 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.04.10 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.11 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.12 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.13 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.14 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.04.15 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****								*****	*****	*****	*****	*****	*****	*****	*****			*****
*****								*****	*****	*****	*****	*****	*****	*****	*****			*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:18 AM - Page 8 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.05 * - Process Engineering Testing & Equipment (PETE)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.05.01 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****								*****	*****	*****	*****	*****	*****	*****	*****			*****
*****														*****	*****			*****
*****								*****			*****			*****	*****			*****
01.05.03 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****								*****					*****	*****	*****			*****
01.06 * - Commercial Plant Startup and Initial Operations Projects(CP)							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:18 AM - Page 9 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.06.05 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.06.09 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.07 * - Program Management							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.07.01 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****

Report Printed: 07/21/2012 09:18 AM - Page 10 of 11
Report in Thousand Dollars | All Funding Types | Ignore History
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC

*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2012													FY 2013	FY 2014	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.08 * - Contingency/ Management Reserve							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
01.08.01 -*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
*****							*****	*****	*****	*****	*****	*****	*****	*****	*****			*****
TOTAL							*****	*****	*****	*****	*****	*****	*****	*****	*****			350,000

Report Printed: 07/21/2012 09:18 AM - Page 11 of 11
Report in Thousand Dollars | All Funding Types | Ignore History
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.01 * - Machine Technology (MT)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.01.01 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.01.02 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:19 AM - Page 1 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.01.11 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.01.12 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:19 AM - Page 2 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.02 * - Lead Cascade (LC)	*****	*****	*****	*****	*****									*****				*****
01.02.01 -*****	*****																	*****
*****	*****																	*****
*****	*****																	*****
01.02.09 -*****	*****	*****	*****	*****	*****									*****				*****
*****	*****	*****	*****	*****	*****									*****				*****
*****	*****	*****	*****	*****	*****									*****				*****
*****	*****	*****	*****	*****	*****									*****				*****
*****	*****	*****	*****	*****	*****									*****				*****
*****	*****	*****	*****	*****	*****									*****				*****
*****	*****	*****	*****	*****	*****									*****				*****
01.03 * - Engineer Procure Construct (EPC)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.03.01 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:19 AM - Page 3 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****							*****				*****
01.03.02 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****										*****				*****
01.03.03 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****													*****				*****
01.03.04 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:19 AM - Page 4 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.03.05 -*****	*****	*****	*****	*****	*****	*****	*****	*****						*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****						*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****						*****				*****
*****	*****	*****												*****				*****
01.03.06 - *****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.03.07 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.03.08 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:19 AM - Page 5 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC

*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.03.09 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.03.10 -*****	*****	*****	*****	*****										*****				*****
*****	*****	*****	*****	*****										*****				*****
*****	*****	*****	*****	*****										*****				*****
01.04 * - Machine Manufacturing & Assembly (MM&A)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.01 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.03 - *****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:19 AM - Page 6 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.04 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.05 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.06 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.07 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.08 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.09 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:19 AM - Page 7 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.04.10 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.11 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.12 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.13 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.14 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.04.15 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:19 AM - Page 8 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.05 * - Process Engineering Testing & Equipment (PETE)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.05.01 - *****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****					*****								*****				*****
01.05.03 - *****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****					*****					*****			*****				*****
01.06 * - Commercial Plant Startup and Initial Operations Projects(CP)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report in Thousand Dollars | All Funding Types | Ignore History
Report Printed: 07/21/2012 09:19 AM - Page 9 of 11
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC

*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
01.06.05 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.06.09 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.07 * - Program Management	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.07.01 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****

Report Printed: 07/21/2012 09:19 AM - Page 10 of 11
Report in Thousand Dollars | All Funding Types | Ignore History
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

PMCP
USEC
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***
***** Multiple Scenarios ***** BCWS Plan Report ***** Multiple WBS Numbers ***** Incremental - Escalated Dollars
Fiscal Year: 2012 Period: June
* This WBS may not contain all lower level elements

WBS / Participant Group	Prior Years	Fiscal Year 2013													FY 2014	FY 2015	To Go	Total
		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.08 * - Contingency/ Management Reserve	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
01.08.01 -*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				*****
TOTAL	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****				350,000

Report Printed: 07/21/2012 09:19 AM - Page 11 of 11
Report in Thousand Dollars | All Funding Types | Ignore History
*** USEC PROPRIETARY INFORMATION - NOT SUBJECT TO PUBLIC DISCLOSURE ***

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Research, Development & Demonstration Project

Project Milestones, Performance Indicators and Schedule Detail

USEC Proprietary Information

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

TASK filters: EPS: MLVL - 1, 2, Milestone.

Project Level 1 and 2 Milestones

Research, Development & Demonstration Project

Page 1 of 1

Activity ID	Activity Name	Forecast Start	Forecast Finish	Dur	Total Float	EPS: MTP	EPS MLVL
1.1 MACHINE TECHNOLOGY (MT)							
*****							
*****							
64DPI000E	DOE PI E: Demonstrate Robustness of AC100 Design *****,	01-Oct-13	*****		*****	*****	*****
1.2 LEAD CASCADE (LC)							
21DPI000A	DOE PI A: Demonstrate AC100 Operational Readiness	01-Oct-12*	*****		*****	*****	*****
21DTM0002	DOE TM 2: Confirm Centrifuge Lower Drive Assembly Reliability	01-Jun-12*	*****		*****	*****	*****
*****							
*****							
1.3 ENGINEER PROCURE CONSTRUCT (EPC) PROJECTS							
*****							
*****							
*****							
*****							
*****							
1.4 MACHINE MANUFACTURING & ASSEMBLY (MM&A)							
41DPI000B	DOE PI B: Demonstrate AC100 Production Capability	27-Nov-12	*****		*****	*****	*****
41DPI000C	DOE PI C: Complete AC100 Production	22-Apr-13	*****		*****	*****	*****
*****							
*****							
*****							
*****							
*****							
1.6 STARTUP AND INITIAL OPERATIONS PROJECTS (CP)							
61DPI000D	DOE PI D: Demonstrate Robustness of Plant Support Systems	30-Jun-13	*****		*****	*****	*****
*****							
*****							
64DTM0004	DOE TM 4: Demonstration of AC100 Reliability	31-Dec-13	*****		*****	*****	*****
64DTM0005	DOE TM 5: Demonstration of Sustained Cascade Production	31-Dec-13	*****		*****	*****	*****
*****							
1.7 PROGRAM MANAGEMENT (PM)							
701100	Commence RD&D Project	01-Jun-12*	*****		*****	*****	*****
701161	Budget Period I, Funding Period I Funding Authorized	12-Jun-12*	*****		*****	*****	*****
701165	Budget Period I, Funding Period II Funding Authorized	31-Jul-12*	*****		*****	*****	*****
701219	Budget Period 2 Funding Authorized	30-Nov-12*	*****		*****	*****	*****
71DTM0001	DOE TM 1: Agreement on Test Program Complete	27-Jun-12*	*****		*****	*****	*****

2012
2013
2014

Data Date: 28-May-12
Run Date: 23-Jul-12 11:37
(c) Primavera Systems, Inc.

Remaining Level of Effort
Actual Level of Effort
Actual Work
Remaining Work
Critical Remaining Work
Milestone

USEC, Inc.

Project Baseline

Contains USEC Restricted Proprietary Information

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Research Development & Demonstration Project Management Summary Schedule

11
2012
2013
14
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
DOE PI A: Demonstrate AC100 Operational Readiness
DOE TM 2: Confirm Centrifuge Lower Drive Assembly Reliability
DOE PI B: Demonstrate AC100 Production Capability
DOE PI C: Complete AC100 Production
DOE PI D: Demonstrate Robustness of Plant Support Systems
DOE PI E: Demonstrate Robustness of AC100 Design *****
DOE TM 3: Demonstrate AC100 Manufacturing Quality
DOE TM 4: Demonstration of AC100 Reliability
DOE TM 5: Demonstration of Sustained Cascade Production
DOE TM 1: Agreement on Test Program Complete
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Remaining Work
Critical Remaining Work
Milestone

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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

24-Jul-12 10:45

Activity Name	Start	Finish	Original Duration	2012–2014 (J Jul A S Oct N D J F M A M J Jul A S Oct N D J)
01.01.11-B0.04 Performance Indicator "E"	01-Oct-13	01-Oct-13	0	
Milestones	01-Oct-13	01-Oct-13	0	
DOE PI E: Demonstrate Robustness of AC100 Design *****		01-Oct-13	0	DOE PI E: De
*****	*****	*****	*****	
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01.01.11-B0.06 CP MIP Development	27-Jul-12	27-Jul-12	0	
*****	*****	*****	*****	
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DOE TM 2: Confirm Centrifuge Lower Drive Assembly Reliability		01-Jun-12*	0	DOE TM 2: Confirm Centrifuge Lower Drive Assembly Reliability
*****				
DOE PI A: Demonstrate AC100 Operational Readiness		01-Oct-12*	0	DOE PI A: Demonstrate AC100 Operational Readiness
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Actual Work · Remaining Work · Critical Remaining Work · Milestone · Summary · WBS Summary Activity

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2012: J, Jul, A, S, Oct, N, D | 2013: J, F, M, A, M, J, Jul, A, S, Oct, N, D | 2014: J

Activity Name	Start	Finish	Original Durati.
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Remaining Work
Critical Remaining Work
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WBS Summary Activity

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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

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Activity Name	Start	Finish	Original Durati...	2012							2013												2014
				J	Jul	A	S	Oct	N	D	J	F	M	A	M	J	Jul	A	S	Oct	N	D	J
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Actual Work	Milestone
Remaining Work	Summary
Critical Remaining Work	WBS Summary Activity

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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

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Activity Name	Start	Finish	Original Duration	2012 Jul	A	S	Oct	N	D	2013 J	F	M	A	M	J	Jul	A	S	Oct	N	D	2014 J
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Actual Work — Milestone
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Critical Remaining Work — WBS Summary Activity

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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

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Activity Name	Start	Finish	Original Durat.	2012 J J A S Oct N D / 2013 J F M A M J J A S Oct N D / 2014 J
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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

24-Jul-12 10:45

Activity Name	Start	Finish	Origina Durati	2012: J Jul A S Oct N D	2013: J F M A M J Jul A S Oct N D	2014: J
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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

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Activity Name	Start	Finish	Original Duration	2012: J Jul A S Oct N D	2013: J F M A M J Jul A S Oct N D	2014: J
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Actual Work — Milestone
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Critical Remaining Work — WBS Summary Activity

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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

24-Jul-12 10:45

Activity Name	Start	Finish	Original Durati	2012 / 2013 / 2014
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DOE PI B: Demonstrate AC100 Production Capability		27-Nov-12	0	◆ DOE PI B: Demonstrate AC100 Production Capabi
*****				
DOE PI C: Complete AC100 Production		22-Apr-13	0	◆ DOE PI C: Complete AC100 Prod
*****				
DOE TM 3: Demonstrate AC100 Manufacturing Quality		31-Dec-13	0	◆ DO
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Critical Remaining Work
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Summary
WBS Summary Activity

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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

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Activity Name	Start	Finish	Original Duration
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Actual Work | Remaining Work | Critical Remaining Work | Milestone | Summary | WBS Summary Activity

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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

24-Jul-12 10:45

Activity Name	Start	Finish	Original Durati.
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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

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Activity Name	Start	Finish	Original Duration	2012 J Jul A S Oct N D	2013 J F M A M J Jul A S Oct N D	2014 J
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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

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Activity Name	Start	Finish	Original Durati...	2012 J Jul A S Oct N D 2013 J F M A M J Jul A S Oct N D 2014 J
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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

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Activity Name	Start	Finish	Original Durati.	2012 J Jul A S Oct N D	2013 J F M A M J Jul A S Oct N D	2014 J
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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

24-Jul-12 10:45

Activity Name	Start	Finish	Original Durati...	2012: J Jul A S Oct N D / 2013: J F M A M J Jul A S Oct N D / 2014: J
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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

24-Jul-12 10:45

Activity Name	Start	Finish	Original Duration	2012: J, Jul, A, S, Oct, N — 2013: D, J, F, M, A, M, J, Jul, A, S, Oct, N, D — 2014
*****				
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DOE PI D: Demonstrate Robustness of Plant Support Systems		30-Jun-13	0	◆ DOE PI D: Demonstrate R
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◆ Milestone
Summary
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RESEARCH DEVELOPMENT & DEMONSTRATION PROJECT SUMMARY SCHEDULE

24-Jul-12 10:4

Activity Name	Start	Finish	Original Duration
*****			
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DOE TM 5: Demonstration of Sustained Cascade Production		31-Dec-13	0
DOE TM 4: Demonstration of AC100 Reliability		31-Dec-13	0
*****			
*****			
01.07.01-B0.01 Program Management	01-Jun-12	30-Nov-12	125
*****			
Commence RD&D Project	01-Jun-12*		0
Budget Period I, Funding Period I Funding Authorized		12-Jun-12*	0
DOE TM 1: Agreement on Test Program Complete		27-Jun-12*	0
Budget Period I, Funding Period II Funding Authorized		31-Jul-12*	0
Budget Period 2 Funding Authorized		30-Nov-12*	0

Timeline: 2012 (J, Jul, A, S, Oct, N, D), 2013 (J, F, M, A, M, J, Jul, A, S, Oct, N, D), 2014 (J)

Legend: Actual Work; Remaining Work; Critical Remaining Work; Milestone; Summary; WBS Summary Activity

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Research, Development & Demonstration Project

DOE Form SF-424A

USEC Proprietary Information

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Applicant Name: USEC & American Centrifuge Demonstration LLC Award Number: DE-NE0000530
Budget Information - Non Construction Programs
OMB Approval No. 0348-0044
Section A - Budget Summary
Grant Program Function or Activity (a)	Catalog of Federal Domestic Assistance Number (b)	Estimated Unobligated Funds		New or Revised Budget
		Federal (c )	Non-Federal (d)	Federal (e)	Non-Federal (f)	Total (g)
1. ACD RD&D Project				$280,000,000	$70,000,000	$350,000,000
2.						$0
3.						$0
4.						$0
5. Totals		$0	$0	$280,000,000	$70,000,000	$350,000,000
Section B - Budget Categories
6. Object Class Categories		Grant Program, Function or Activity				Total (5)
		(1)	(2)	(3)	(4)
a. Personnel		*****				*****
b. Fringe Benefits		*****				*****
c. Travel		*****				*****
d. Equipment		*****				*****
e. Supplies		*****				*****
f. Contractual		*****				*****
g. Construction		*****				*****
h. Other		*****				*****
i. Total Direct Charges (sum of 6a-6h)		*****	*****	*****	*****	*****
j. Indirect Charges		*****				*****
k. Totals (sum of 6i-6j)		$350,000,000	$0	$0	$0	$350,000,000

7. Program Income						$0
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SF-424A (Rev. 4-92) Prescribed by OMB Circular A-102

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Section C - Non-Federal Resources
(a) Grant Program		(b) Applicant	(c ) State	(d) Other Sources	(e) Totals
8. ACD RD&D Project		$70,000,000			$70,000,000
9.					$0
10.					$0
11.					$0
12. Total (sum of lines 8 - 11)		$70,000,000	$0	$0	$70,000,000
Section D - Forecasted Cash Needs
	Total for 1st Year	1st Quarter	2nd Quarter	3rd Quarter	4th quarter
13. Federal	$55,255,538	$0	$0	$13,460,721	$41,794,817
14. Non-Federal	$13,813,884			$3,365,180	$10,448,704
15. Total (sum of lines 13 and 14)	$69,069,422	$0	$0	$16,825,901	$52,243,521
Section E - Budget Estimates of Federal Funds Needed for Balance of the Project
(a) Grant Program		Future Funding Periods (Years)
		(b) First	(c ) Second	(d) Third	(e) Fourth
16. ACD RD&D Project		$227,489,015	$53,441,563
17.
18.
19.
20. Total (sum of lines 16-19)		$227,489,015	$53,441,563	$0	$0
Section F - Other Budget Information
21. Direct Charges		22. Indirect Charges
23. Remarks

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SF-424A (Rev. 4-92) Prescribed by OMB Circular A-102

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Instructions for the SF-424A

Public Reporting Burden for this collection of information is estimated to average 3.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Please do not return your completed form to the Office of Management and Budget; send it to the address provided by the sponsoring agency.
General Instructions
This form is designed so that application can be made for funds from one or more grant programs. In preparing the budget, adhere to any existing Federal grantor agency guidelines which prescribe how and whether budgeted amounts should be separately shown for different functions or activities within the program. For some programs, grantor agencies may require budgets to be separately shown by function or activity. For other programs, grantor agencies may require a breakdown by function or activity. Sections A, B, C, and D should include budget estimates for the whole project except when applying for assistance which requires Federal authorization in annual or other funding period increments. In the later case, Sections A, B, C, and D should provide the budget for the first budget period (usually a year) and Section E should present the need for Federal assistance in the subsequent budget periods. All applications should contain a breakdown by the object class categories shown in Lines a-k of Section B.

Section A. Budget Summary Lines 1-4 Columns (a) and (b)
For applications pertaining to a single Federal grant program (Federal Domestic Assistance Catalog number) and not requiring a functional or activity breakdown, enter on Line 1 under Column (a) the catalog program title and the catalog number in Column (b).

For applications pertaining to a single program requiring budget amounts by multiple functions or activities, enter the name of each activity or function on each line in Column (a), and enter the catalog number in Column (b). For applications pertaining to multiple programs where none of the programs require a breakdown by function or activity, enter the catalog program title on each line in Column (a) and the respective catalog number on each line in Column (b).
For applications pertaining to multiple programs where one or more programs require a breakdown by function or activity, prepare a separate sheet for each program requiring the breakdown. Additional sheets should be used when one form does not provide adequate space for all breakdown of data required. However, when more than one sheet is used, the first page should provide the summary totals by programs.

Lines 1-4, Columns (c) through (g)

For new applications, leave Columns (c) and (d) blank. For each line entry in
Columns (a) and (b), enter in Columns (e), (f), and (g) the appropriate amounts of funds needed to support the project for the first funding period (usually a year).

For continuing grant program applications, submit these forms before the end of each funding period as required by the grantor agency. Enter in Columns (c) and (d) the estimated amounts of funds which will remain unobligated at the end of the grant funding period only if the Federal grantor agency instructions provide for this. Otherwise, leave these columns blank. Enter in columns (e) and (f) the amounts of funds needed for the upcoming period. The amount(s) in Column (g) should be the sum of amounts in Columns (e) and (f).

For supplemental grants and changes to existing grants, do not use Columns (c) and (d). Enter in Column (e) the amount of the increase or decrease of Federal funds and enter in Column (f) the amount of the increase or decrease of non-Federal funds. In Column (g) enter the new total budgeted amount (Federal and non-Federal) which includes the total previous authorized budgeted amounts plus or minus, as appropriate, the amounts shown in Columns (e) and (f). The amount(s) in Column (g) should not equal the sum of amounts in Columns (e) and (f).

Line 5—Show the totals for all columns used.

Section B. Budget Categories
In the column headings (a) through (4), enter the titles of the same programs, functions, and activities shown on Lines 1-4, Column (a), Section A. When additional sheets are prepared for Section A, provide similar column headings on each sheet. For each program, function or activity, fill in the total requirements for funds (both Federal and non-Federal) by object class categories.

Lines 6a-i—Show the totals of Lines 6a to 6h in each column.

Line 6j—Show the amount of indirect cost.

Line 6k—Enter the total of amounts on Lines 6i and 6j. For all applications for new grants and continuation grants the total amount in column (5), Line 6k, should be the same as the total amount shown in Section A, Column (g), Line 5. For supplemental grants and changes to grants, the total amount of the increase or decrease as shown in Columns (1)-(4), Line 6k should be the same as the sum of the amounts in Section A, Columns (e) and (f) on Line 5.
Line 7—Enter the estimated amount of income, if any, expected to be generated from this project. Do not add or subtract this amount from the total project amount. Show under the program narrative statement the nature and source of income. The estimated amount of program income may be considered by the federal grantor agency in determining the total amount of the grant.

Page 3 of 4 Authorized for Local Reproduction
SF-424A (Rev. 4-92 Prescribed by OMB Circular A-102
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Section C. Non-Federal Resources

Lines 8-11—Enter amounts of non-Federal resources that will be used on the grant. If in-kind contributions are included, provide a brief explanation on a separate sheet.

Column (a)—Enter the program titles identical to Column (a), Section A. A breakdown by function or activity is not necessary.

Column (b)—Enter the contribution to be made by the applicant.

Column (c)—Enter the amount of the State's cash and in-kind contribution if the applicant is not a State or State agency. Applicants which are a State or State agencies should leave this column blank.

Column (d)—Enter the amount of cash and in-kind contributions to be made from all other sources.

Column (e)—Enter totals of Columns (b), (c), and (d).

Line 12—Enter the total for each of Columns (b)-(e). The amount in Column (e)
should be equal to the amount on Line 5, Column (f) Section A.

Section D. Forecasted Cash Needs

Line 13—Enter the amount of cash needed by quarter from the grantor agency during the first year.

Line 14—Enter the amount of cash from all other sources needed by quarter during the first year.

Line 15—Enter the totals of amounts on Lines 13 and 14.

Section E. Budget Estimates of Federal Funds Needed for Balance of the
Project

Lines 16-19—Enter in Column (a) the same grant program titles shown in
Column
(a), Section A. A breakdown by function or activity is not necessary. For new applications and continuation grant applications, enter in the proper columns amounts of Federal funds which will be needed to complete the program or project over the succeeding funding periods (usually in years). This section need not be completed for revisions (amendments, changes, or supplements) to funds for the current year of existing grants.
If more than four lines are needed to list the program titles, submit additional schedules as necessary.

Line 20—Enter the total for each of the Columns (b)-(e). When additional schedules are prepared for this Section, annotate accordingly and show the overall totals on this line.

Section F. Other Budget Information

Line 21—Use this space to explain amounts for individual direct object-class cost categories that may appear to be out of the ordinary or to explain the details as required by the Federal grantor agency.

Line 22—Enter the type of indirect rate (provisional, predetermined, final or fixed) that will be in effect during the funding period, the estimated amount of the base to which the rate is applied, and the total indirect expense.

Line 23—Provide any other explanations or comments deemed necessary.

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Previous Edition Usable

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

CONTAINS PROPRIETARY INFORMATION NOT FOR PUBLIC DISCLOSURE

Attachment B
Project Scope – Amendment #1
Cooperative Agreement for the American Centrifuge Cascade Demonstration Program
July 24, 2012

Statement of Project Objectives

The American Centrifuge Cascade Demonstration Program has two primary objectives:

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Objective 1:  Demonstrate the American Centrifuge technology through the construction and operation of one or more demonstration cascades of 120 AC-100 centrifuges.  To fulfill this objective, the Program will accomplish five (5) defined Milestones and five (5) Performance Indicators.  Milestones represent a significant event wherein the documented accomplishment of that event satisfies a condition of section 7.03 of the Cooperative Agreement.  Performance Indicators represent events wherein the documented accomplishment of that event indicates measurable progress towards successful completion of the project objectives, but for which failure to complete by the target date therefore shall not be a material noncompliance with the terms and conditions of the Award.  The  Milestones and Performance Indicators to be completed by the Program are:

MILESTONE 1 - DOE and USEC jointly agree upon a test program for the remaining Milestones and for full system reliability and plant availability that takes into account human factors, upgraded Lower Suspension Drive Assembly (LSDA) and overall AC100 reliability, and full cascade separative performance, so as to achieve an overall plant availability of at least ***** with at least a ***** confidence level.

Milestone 1 - completed.

MILESTONE 2 - Confirm the reliability of the Lower Suspension Drive Assembly  (LSDA) by accumulating 20 machine-years of operation at target speed using AC100 centrifuges with upgraded LSDAs with no more than ***** LSDA failures.

Milestone 2 - completed.

PERFORMANCE INDICATOR A – Demonstrate AC100 operational readiness by accumulating 10-machine years ***** at target speed on gas.

Performance Indicator A is to be achieved by October 1, 2012

PERFORMANCE INDICATOR B – Demonstrate AC100 production capability by manufacturing, assembling and providing 78 centrifuges to Operations.

Performance Indicator B is to achieved by November 30, 2012

PERFORMANCE INDICATOR C – Complete AC100 production capability by manufacturing, assembling and providing 120 centrifuges to Operations.

Performance Indicator C is to be achieved by April 30, 2013

PERFORMANCE INDICATOR D – Demonstrate robustness of plant support systems by successfully completing Integrated Systems Test Program to fully test plant support systems backup and redundant capability to ensure continuous cascade operation or safe shutdown of cascade operation in the event of loss of normal power or other system casualties.

Performance Indicator D is to be achieved by June 30, 2013

PERFORMANCE INDICATOR E – Demonstrate robustness of AC100 design to stress transients through validated analytical models, simulation and drills (e.g. physical tests) that demonstrate the ability of the cascade to withstand loss of power or other loss of Balance of Plant support system scenarios using a technical evaluation of time and actions to restore support systems and its effect on the AC100 centrifuge starting from steady-state operations.

Performance Indicator E is to be achieved by October 1, 2013

MILESTONE 3 - Demonstrate AC100 manufacturing quality by operating the Commercial Demonstration Cascade at a confidence level of at least ***** for a minimum of 20 machine-years.

Milestone 3 is to be achieved by December 31, 2013.

MILESTONE 4- Demonstrate AC100 reliability by accumulating 20 machine-years ***** at target speed and design condition with no more than the expected number of infant, steady-state and electronic recycles.

Milestone 4 is to be achieved by December 31, 2013.

MILESTONE 5 - Demonstrate sustained production from commercially-staged, 120-centrifuge demonstration cascade configuration for 60 days (~20 machine years) in cascade recycle mode with at least ***** production availability using an average AC100 centrifuge production of 340 SWU per centrifuge-year.

Milestone 5 is to be achieved by December 31, 2013.

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Objective 2:  Sustain the domestic U.S. centrifuge technical and industrial base for national security purposes and potential commercialization of the American Centrifuge Project (ACP).  The Program will also conduct activities to reduce the risk and improve the future prospects of deployment of the American Centrifuge.  The Program will aim to retain the majority of employment of over 800 high-skilled jobs primarily in Ohio, Tennessee, West Virginia, Indiana, Pennsylvania and Maryland while advancing a project that achieves important energy security and national security objectives combined with the potential to create thousands of direct and indirect jobs over the next several years.

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Budget

The Program Budget will be in accordance with a baseline budget developed in the initial phase of the Program.  Pending completion of the baseline budget, the interim program budget1 for the Budget Period (1) will be as follows:

Report in Million Dollars
	1 Jun-30 Sep 2012	1 Oct-30 Nov 2012

Machine Technology	$ *****	$ *****
Lead Cascade	$ *****	$ *****
Engineer, Procure, Construct	$ *****	$ *****
Machine Manufacturing & Assembly	$ *****	$ *****
Process Engineering, Technology and Equipment	$ *****	$ *****
Startup and Operations	$ *****	$ *****
Program Management	$ *****	$ *****
Total	$ 68.8	$ 41.2	$ 110.0

(1)  The budget sets out the expected spending during the period.  Actual spending may vary.

USEC PROPRIETARY INFORMATION

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Scope of Research, Development and Deployment

The Program will support the following major areas of activity:

Machine Technology.
Demonstration of AC100 commercial plant machine manufacturing by American Centrifuge Manufacturing
Demonstration of AC100 Lead Cascade Operations Cascade Operations, and Support Systems
Engineering, Procurement and Construction activities
Process Engineering, Technology and Equipment activities
Program management

Each activity is discussed separately below.

Machine Technology

Technical Support will be provided for all manufacturing, lead cascade and other project activities including design agent functions, SWU performance and value engineering, troubleshooting, testing and operations demonstration activities, manufacturing specialty components, laboratory support, and auxiliary equipment.  This includes continuation of ACP activities at the Oak Ridge Centrifuge Technology Center and K-1600 test facility to support the cascade demonstration, AC100 centrifuge manufacturing, and other activities under the project.  *****

Demonstration of AC100 Commercial Plant Machine Manufacturing
American Centrifuge Manufacturing, LLC (ACM) will manufacture AC100 centrifuge components and subassemblies to complete the retrofit of the existing 42 AC100 machines in the lead cascade to include a safety feature, and manufacture new AC100 centrifuges to complete the demonstration cascade.    Once the centrifuges for the first cascade are complete, ACM will continue to manufacture additional centrifuges as the budget permits.  ACM will also continue efforts to improve manufacturing processes, reduce machine costs, and enhance and facilitize the supplier base for high volume manufacturing.

Demonstration of AC100 Lead Cascade Operation and Cascade Operations

Continue the operation of AC100 Centrifuges in the lead cascade until construction activities for the Demonstration Cascade necessitate suspension of operations. Continue development of operational procedures, training, and conduct of operations to assure operational enhancements that reduce risk during demonstration, cascade operations and that position the Project for successful commercial operations. The number of operating centrifuges will be expanded with the addition of new centrifuges until all 67 positions in the current lead cascade are operational, at which point additional new machines will be cycled in to replace existing machines and condition them for operation in the Demonstration Cascade.  Lead cascade operations will be shut down ***** at the beginning of 2013 for the construction of the Demonstration Cascade infrastructure and integrated systems testing required to commission the 120 Centrifuge Demonstration cascade and any additional machines constructed and assembled during the project.  Once complete, 120 or more AC100 centrifuges will be installed and operated in a commercial plant cascade configuration (the “Demonstration Cascade”).

Engineering, Procurement and Construction

Engineering, Procurement and Construction (EPC) activities within the scope include design, material procurement, and construction required for the Demonstration Cascade.  EPC may also maintain the required management, engineering, procurement, construction, and industrial base to support timely transition to the commercial plant, through design advancement, and other related activities.

Process Engineering, Technology and Equipment

Process Engineering, Technology and Equipment (PETE) activities will support the continuation of commercial plant feed and withdrawal equipment design, manufacturing and delivery.  Specifically, PETE may continue limited-rate fabrication of the cold box subassemblies, autoclaves and UF6 cylinder transporters required for ACP to sustain highly specialized suppliers of equipment needed for future deployment of the ACP technology.

The PETE and EPC organizations will also collaborate on an evaluation of ***** feed and withdrawal *****.

Program Management

Program Management will continue to provide overall project direction of Machine Technology, ACM, Operations, and EPC, and conduct activities that reduce the overall risk of transitioning to commercial deployment.  Program Management will encompass an improved program management structure and includes other participants, administrative requirements of the Cooperative Agreement, project oversight and reporting requirements to DOE in accordance with the Cooperative Agreement.  The Program Management organization will lead the effort to develop the project baseline against which performance will be measured using earned value management techniques.

USEC PROPRIETARY INFORMATION